UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                               February 22, 2006
               Date of Report (Date of earliest event reported)

                         USAA Auto Owner Trust 2006-1
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            (Exact name of registrant as specified in its charter)

         State of Delaware        333-122759-05           applied for
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        (State of other          (Commission            (IRS Employer
        jurisdiction             File Number)        Identification No.)
        of incorporation)

    c/o U.S. Bank Trust National Association, as owner trustee,
         300 Delaware Avenue
         Wilmington, Delaware                                19801
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       (Address of principal executive offices)           (Zip Code)


Registrant's telephone number,      (302) 888-7536
including area code     --------------------------

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))
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      Section 8. Other Events

      Item 8.01. Other Events.

      On February 22, 2006, USAA Auto Owner Trust 2006-1 (the "Issuer"), as issuer, and JPMorgan Chase Bank, National Association ("JPMorgan"), as indenture trustee, entered into an indenture dated as of February 22, 2006 (the "Indenture"). On February 22, 2006, USAA Acceptance, LLC (the "Depositor"), as depositor, and U.S. Bank Trust National Association, as owner trustee, entered into an amended and restated trust agreement dated as of February 22, 2006 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 99.1.

      On February 22, 2006, USAA Federal Savings Bank ("USAA"), as seller and servicer, the Depositor, as depositor, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of February 1, 2006 (the "Sale and Servicing Agreement"). On February 22, 2006, USAA, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of February 1, 2006 (the "Receivables Purchase Agreement"). On February 22, 2006, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of February 22, 2006. The Sale and Servicing Agreement is attached hereto as
Exhibit 10.1 and the Administration Agreement and the Receivables Purchase Agreement are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

      Section 9. Financial Statements and Exhibits.

      Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            4.1  Indenture dated as of February 22, 2006.

            10.1 Sale and Servicing Agreement dated as of February 1, 2006.

            99.1 Amended and Restated Trust Agreement dated as of February 22,
                 2006.

            99.2 Administration Agreement dated as of February 22, 2006.

            99.3 Receivables Purchase Agreement dated as of February 1, 2006.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                USAA FEDERAL SAVINGS BANK, as
                                Administrator of USAA Auto Owner Trust 2006-1



                                By:  /s/ Michael Broker
                                     -----------------------------------------
                                     Michael Broker
                                     Vice President and Banking Counsel


Date:  February 22, 2006

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                                 EXHIBIT INDEX

Exhibit
No.         Description of Exhibit

4.1         Indenture dated as of February 22, 2006.

10.1        Sale and Servicing Agreement dated as of February 1, 2006.

99.1        Amended and Restated Trust Agreement dated as of February 22, 2006.

99.2        Administration Agreement dated as of February 22, 2006.

99.3        Receivables Purchase Agreement dated as of February 1, 2006.